     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 23, 1999

                                                      REGISTRATION NO. 333-
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--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------

                                    FORM S-1

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                           --------------------------

                                  ARIBA, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                          7372                  77-0439730
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                      Number)

                            1314 CHESAPEAKE TERRACE
                          SUNNYVALE, CALIFORNIA 94089
                                 (408) 543-3800

         (Address, including zip code, and telephone number, including area code, of the Registrant's principal executive offices)

                                 KEITH J. KRACH
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                  ARIBA, INC.
                            1314 CHESAPEAKE TERRACE
                          SUNNYVALE, CALIFORNIA 94089
                                 (408) 543-3800

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

            BROOKS STOUGH                           JEFFREY R. VETTER
           CRAIG M. SCHMITZ                         EDWARD M. URSCHEL
            DAVID W. KLING                          PAMELA A. SERGEEFF
            STEVEN P. CHEN                          Fenwick & West LLP
       Gunderson Dettmer Stough                    Two Palo Alto Square
 Villeneuve Franklin & Hachigian, LLP          Palo Alto, California 94306
        155 Constitution Drive                        (650) 494-0600
     Menlo Park, California 94025
            (650) 321-2400

                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                           --------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-76953

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ______

    If delivery of this prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

                     CALCULATION OF REGISTRATION FEE CHART

                                                                       MAXIMUM             MAXIMUM            AMOUNT OF
           TITLE OF EACH CLASS OF                AMOUNT TO BE     OFFERING PRICE PER      AGGREGATE          REGISTRATION
        SECURITIES TO BE REGISTERED               REGISTERED            SHARE           OFFERING PRICE          FEE(1)
Common Stock, $0.002 par value per share....        7,200               $23.00             $165,600             $46.04

(1) The Registrant previously registered an aggregate of $126,500,000 worth of Common Stock on a Registration Statement on Form S-1 (File No. 333-76953), for which a filing fee of $35,167 was paid.

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
               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    This Registration Statement is being filed with the Securities and Exchange Commission pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of the Registrant contemplated by the Registration Statement on Form S-1, File No. 333-76953 (the "Prior Registration Statement"), and is being filed for the sole purpose of registering additional securities of the same class as were included in the Prior Registration Statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 23rd day of June, 1999.

                                ARIBA, INC.

                                By:              /s/ KEITH J. KRACH
                                     -----------------------------------------
                                                   Keith J. Krach
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                                President, Chief Executive
      /s/ KEITH J. KRACH          Officer and Chairman of
------------------------------    the Board (Principal         June 23, 1999
        Keith J. Krach            Executive Officer)

                                Chief Financial Officer,
                                  Vice President-- Finance
     /s/ EDWARD P. KINSEY         and Administration and
------------------------------    Secretary (Principal         June 23, 1999
       Edward P. Kinsey           Financial and Accounting
                                  Officer)

              *
------------------------------  Director                       June 23, 1999
       Robert C. Kagle

              *
------------------------------  Director                       June 23, 1999
         Paul Hegarty

              *
------------------------------  Director                       June 23, 1999
       John B. Mumford

              *
------------------------------  Director                       June 23, 1999
       Hatim A. Tyabji

*By:     /s/ KEITH J. KRACH
      -------------------------
          (Keith J. Krach,
          Attorney-in-fact)

(1) The Power of Attorney granted by each director was filed as an exhibit to the Prior Registration Statement.

                               INDEX TO EXHIBITS

EXHIBIT NO.                                                 EXHIBIT
-----------  -----------------------------------------------------------------------------------------------------
      1.1*   Form of Underwriting Agreement.
      5.1    Opinion of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, counsel to the Registrant.
     23.1    Consent of Independent Auditors.
     23.2    Consent of Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, counsel to the Registrant.
               Reference is made to Exhibit 5.1.
     24.1*   Power of Attorney.

------------------------

*   Incorporated by reference from the Prior Registration Statement.